Cougar Biotechnology, Inc.
(A Development Stage Enterprise)

Report on Financial Statements

Years Ended December 31, 2005 and 2004 and the
Period from May 14, 2003 (Date of Inception)
Through December 31, 2005

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

Index

Page

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheets
December 31, 2005 and 2004	F-3

Statements of Operations
For the Years Ended December 31, 2005 and 2004 and the period from
May 14, 2003 (Date of Inception) through December 31, 2005	F-4

Statements of Stockholders’ Equity (Deficiency)
For the Years Ended December 31, 2005 and 2004 and the period from
May 14, 2003 (Date of Inception) through December 31, 2005	F-5

Statements of Cash Flows
For the Years Ended December 31, 2005 and 2004 and the period from
May 14, 2003 (Date of Inception) through December 31, 2005	F-6/7

Notes to Financial Statements	F-8/26

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Cougar Biotechnology, Inc.

We have audited the accompanying balance sheets of Cougar Biotechnology, Inc. (A Development Stage Enterprise) as of December 31, 2005 and 2004, and the related statements of operations, stockholders' equity (deficiency) and cash flows for the years then ended and for the period from May 14, 2003 (date of inception) through December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Cougar Biotechnology, Inc. (A Development Stage Enterprise) as of December 31, 2005 and 2004, and its results of operations and cash flows for the years then ended and for the period from May 14, 2003 (date of inception) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the financial statements, the Company has incurred losses and negative cash flows from operating activities from its inception. As of December 31, 2005, the Company had working capital and stockholders’ deficiencies, and management believes that the Company will require additional financing to fund its operations, but cannot assure that such financing will be available. Such matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments related to the recoverability and classification of assets, or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

San Diego, California
February 10, 2006, except for Note 16, as to which
the date is April 3, 2006

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

BALANCE SHEETS
DECEMBER 31, 2005 AND 2004

ASSETS	2005	2004
Current assets:
Cash and cash equivalents	$1,040,864	$1,838,594
Employee advance	48,000	96,000
Debt issuance costs, net of accumulated amortization of $43,541	47,500
Prepaid expenses and other	116,061	15,600
Total current assets	1,252,425	1,950,194

Furniture and fixtures, net of accumulated depreciation of $3,797 and $733, respectively	8,581	6,980
Note issuance costs, net of accumulated amortization of $46,057	453,276
Deposits	160,000

Totals	$1,874,282	$1,957,174

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)
Current liabilities:
Borrowings under line of credit	$600,000
Notes payable, net of discount of $65,113	934,887
Warrant liability	856,398
Option compensation liability for non-employees	459,833
Accounts payable	1,163,360	$102,868
Related party payable	88,226	8,699
Accrued expenses	875,728	237,060
Total current liabilities	4,978,432	348,627

Convertible notes payable, net of discount of $446,796	3,113,324

Total liabilities	8,091,756	348,627

Commitments and contingencies

Stockholders' equity (deficiency):
Preferred stock - $.001 par value; 10,000,000 shares authorized; none issued or outstanding	-	-
Common stock - $.001 par value; 50,000,000 shares authorized; 9,250,005 shares issued and outstanding	9,250	9,250
Additional paid-in capital	5,123,125	5,137,808
Deficit accumulated during the development stage	(11,349,849)	(3,538,511)
Total stockholders' equity (deficiency)	(6,217,474)	1,608,547

Totals	$1,874,282	$1,957,174

See Notes to Financial Statements.

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 2005 AND 2004 AND THE PERIOD FROM
MAY 14, 2003 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2005

			Period from
			May 14, 2003 (date of
			inception) through
	2005	2004	December 31, 2005
Operating expenses:
General and administrative	$1,266,620	$2,162,018	$3,809,453
Research and development	6,256,700	1,018,171	7,274,871
Depreciation	3,064	610	3,797
Totals	7,526,384	3,180,799	11,088,121

Loss from operations	(7,526,384)	(3,180,799)	(11,088,121)

Other income (expense):
Interest income	14,281	20,663	37,507
Interest expense	(299,235)		(299,235)
Totals	(284,954)	20,663	(261,728)

Net loss	$(7,811,338)	$(3,160,136)	$(11,349,849)

Net loss per share - basic and diluted	$(.84)	$(.37)

Weighted-average common shares outstanding - basic and diluted	9,250,005	8,528,087

See Notes to Financial Statements.

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIENCY)
YEARS ENDED DECEMBER 31, 2005 AND 2004 AND THE PERIOD FROM
MAY 14, 2003 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2005

				Deficit
				Accumulated
			Additional	During the
	Common Stock		Paid-in	Development
	Shares	Amount	Capital	Stage	Total
Issuance of shares of common stock at
$.1765 per share	4,250,002	$4,250	$745,750		$750,000

Effect of issuance of shares of common stock to
an officer at $.001 per share	750,000	750	131,625		132,375

Option compensation for non-employees			207		207

Net loss				$(378,375)	(378,375)

Balance at December 31, 2003	5,000,002	5,000	877,582	(378,375)	504,207

Issuance of shares of common stock at
$1.00 per share	4,250,003	4,250	4,245,750		4,250,000

Option compensation for non-employees			14,476		14,476

Net loss				(3,160,136)	(3,160,136)

Balance at December 31, 2004	9,250,005	9,250	5,137,808	(3,538,511)	1,608,547

Issuance of warrants with notes			130,954		130,954

Issuance of warrants for debt costs			91,041		91,041

Option compensation for non-employees			403,331		403,331

Reclassification of non-employees options
and warrants due to issuance of
convertible notes to liabilities			(640,009)		(640,009)

Net loss				(7,811,338)	(7,811,338)

Balance at December 31, 2005	9,250,005	$9,250	$5,123,125	$(11,349,849)	$(6,217,474)

See Notes to Financial Statements.

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2005 AND 2004 AND THE PERIOD FROM
MAY 14, 2003 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2005

			Period from
			May 14, 2003 (date of
			inception) through
	2005	2004	December 31, 2005
Operating activities:
Net loss	$(7,811,338)	$(3,160,136)	$(11,349,849)
Adjustments to reconcile
net loss to net cash used
in operating activities:
Depreciation	3,064	610	3,797
Non-cash compensation	48,000		48,000
Option compensation for
non-employees	445,150	14,476	459,833
Stock issued for compensation			131,625
Amortization of note discounts	110,073		110,073
Amortization of debt and note
issuance costs	89,598		89,598
Charge to interest expense
for increase in warrant value	20,000		20,000
Changes in operating
assets and liabilities:
Employee advance		(96,000)	(96,000)
Prepaid expenses and
other assets	(260,461)	(11,863)	(276,061)
Accounts payable and
accrued expenses	1,778,687	331,894	2,127,314
Net cash used in
operating activities	(5,577,227)	(2,921,019)	(8,731,670)

Investing activities - purchase
of furniture and fixtures	(4,665)	(6,485)	(12,378)

Financing activities:
Net proceeds from issuance of
common stock		4,250,000	5,000,750
Payment of debt issuance costs	(375,958)		(375,958)
Proceeds from issuance of
notes payable	1,000,000		1,000,000
Proceeds from issuance of
convertible notes payable	3,560,120		3,560,120
Proceeds from borrowings under
line of credit	600,000		600,000
Net cash provided by
financing activities	4,784,162	4,250,000	9,784,912

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

STATEMENTS OF CASH FLOWS (Concluded)
YEARS ENDED DECEMBER 31, 2005 AND 2004 AND THE PERIOD FROM
MAY 14, 2003 (DATE OF INCEPTION) THROUGH DECEMBER 31, 2005

			Period from
			May 14, 2003 (date of
			inception) through
	2005	2004	December 31, 2005
Net increase (decrease) in cash
and cash equivalents	$(797,730)	$1,322,496	$1,040,864

Cash and cash equivalents,
beginning of period	1,838,594	516,098

Cash and cash equivalents,
end of period	$1,040,864	$1,838,594	$1,040,864

Supplemental disclosures of
non-cash investing and
financing activities:
Value of warrants charged
to debt and note
issuance costs	$214,416		$214,416

Value of warrants
issued with
notes payable	$621,982		$621,982

Supplemental disclosures of
cash flow information:
Interest paid	$14,802		$14,802

See Notes to Financial Statements

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 1 - Business and basis of presentation:
Business:
Cougar Biotechnology, Inc. (the “Company”) was incorporated in the State of Delaware in May 2003. The Company in-licenses or acquires clinical stage products that have previously been tested in clinical trials for the treatment of cancer with the goal of developing the drugs for its own proprietary portfolio. The Company’s portfolio includes CB7630, which is currently being tested in Phase I/II clinical trials in prostate cancer, CB3304, which is currently being tested in a Phase I trial in non-Hodgkins lymphoma and CB1089, which has previously been tested in a number of clinical trials in cancer.

Basis of presentation:
The Company is a development stage enterprise since it has not yet generated any revenue from the sale of products and, through December 31, 2005, its efforts have been principally devoted to identifying and acquiring, by license or otherwise, drug candidates for the treatment of cancer. Accordingly, the accompanying financial statements have been prepared in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 7, "Accounting and Reporting by Development Stage Enterprises." The Company has reported a net loss of $11,349,849 for the period from May 14, 2003 (date of inception) to December 31, 2005. As of December 31, 2005, the Company had a working capital deficiency of $3,726,007 and cash and cash equivalents of $1,040,864. Management believes that the Company will continue to incur net losses through at least 2008.

Based on the resources of the Company available at December 31, 2005, management believes that the Company will need additional equity or debt financing to fund its operations beyond June 2006. The Company's continued operations will depend on its ability to raise additional funds through various potential sources such as equity and debt financing. Additional funds may not become available on acceptable terms or at all, and there can be no assurance that any additional funding that the Company does obtain will be sufficient to meet the Company's needs in the long-term. Through December 31, 2005, the Company's financing has been obtained through private placements of common stock, short-term notes, convertible notes and a revolving bank line of credit. Until and unless the Company's operations generate adequate revenue and cash flows, the Company will attempt to continue to fund operations from cash on hand and through the sources of capital discussed above. These factors raise substantial doubt about the Company’s ability to continue as a going concern. On June 16, 2005, the Company entered into an introduction agreement with Paramount BioCapital, Inc. (“Paramount”) and SG Cowen & Co. LLC (“SG Cowen”) to assist the Company in raising a minimum of $20,000,000 (see Note 15). A stockholder and director of the Company is the Chairman of the Board and Chief Executive Officer of Paramount. Should this placement not

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 1 - Business and basis of presentation (concluded):
Basis of presentation (concluded):
close, the Company will seek to raise additional funds through various potential sources such as equity and debt financing or corporate partnerships.

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The financial statements do not include any adjustments relating to the recoverability and classification of assets or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 2 - Significant accounting policies:
Use of estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect reported amounts of assets and liabilities as of the date of the balance sheet and reported amounts of expenses for the periods presented. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents:
Cash and cash equivalents consist of cash and investments in highly-liquid money market funds.

Fair value of financial instruments:
The carrying value of financial instruments including cash and cash equivalents, accounts payable, line of credit borrowings, and notes payable approximate their fair values due to the relatively short maturities of these instruments.

Furniture and fixtures:
Furniture and fixtures are recorded at cost and depreciated over estimated useful lives ranging from three to five years using the straight-line method.

Research and development:
Research and development costs are expensed as incurred.

Income taxes:
Deferred income taxes are recognized for differences between the bases of assets and liabilities for financial statement and income tax purposes. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be deductible or taxable when the assets and liabilities are recovered or settled. Deferred income taxes also are recognized for net operating loss carry-forwards and tax credits that are

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 2 - Significant accounting policies (continued):
Income taxes (concluded):
available to offset future taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

Net loss per share:
Basic net loss per share is computed by dividing net loss by the weighted-average number of common shares outstanding during the periods presented as required by SFAS No. 128, “Earnings Per Share”. Diluted earnings per share have not been presented because the assumed exercise of the Company’s outstanding options and warrants would have been anti-dilutive. Potentially dilutive securities excluded from the calculations amounted to 2,435,069 shares at December 31, 2005, comprised of 1,655,000 options and 780,069 of warrants, and 1,655,000 options at December 31, 2004.

Stock-based compensation:
SFAS No. 123, “Accounting for Stock-Based Compensation” (“SFAS 123”), provides for the use of a fair value-based method of accounting for stock-based compensation. However, SFAS 123 allows an entity to continue to measure compensation cost for stock options granted to employees using the intrinsic value method of accounting prescribed by Accounting Principles Board Opinion No. 25 “Accounting for Stock Issued to Employees” (“APB 25”).

The Company accounts for its employee and director stock options (except options issued to directors who are also scientific advisory board members or consultants) using the intrinsic value method in accordance with APB 25 and related interpretations. The Company measures compensation expense for employee and director stock options as the aggregate excess of the market value of its common stock over the exercise prices of the options on the date that both the number of shares the grantee is entitled to receive and the exercise prices are known. Such excess is amortized over the vesting period.

In accordance with the provisions of SFAS 123 and Emerging Issues Task Force (“EITF”) No. 96-18, “Accounting for Equity Instruments That are Issued to Other Than Employees for Acquiring or in Conjunction with Selling, Goods or Services,” all other issuances of common stock, stock options or other equity instruments to non-employees (including consultants and all members of the Scientific Advisory Board) as the consideration for goods or services received by the Company are accounted for based on the fair value of the equity instruments issued (unless the fair value of the consideration received can be more reliably measured). Any options issued to non-employees are recorded in expense and

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 2 - Significant accounting policies (continued):
Stock-based compensation (continued):
additional paid-in capital in stockholders’ equity (deficiency) or warrant liability in current liabilities over the applicable service periods using variable accounting through the vesting date based on the fair value of the options at the end of each period.

The fair value of options granted to non-employees was estimated using the Black-Scholes option-pricing model with the following weighted average assumptions at December 31, 2005:

Dividend yield	0%
Expected volatility	72%
Risk-free interest rate	4.13%
Expected lives	4 years

The price volatility for the calculation of value of warrants and options was computed by using an average historical volatility of public companies in the same industry.

Had the Company elected to recognize compensation expense based on the fair value at the grant dates for the awards to employees under its plans and amortized the cost over the service period pursuant to SFAS 123, net loss would have increased to the pro forma amounts listed in the table below. The fair value of each option granted was estimated on the date of grant using the Black-Scholes option pricing model. The Company’s pro forma information is as follows:

Net loss:	2005	2004
As reported	$(7,811,338)	$(3,160,136)
Deduct total stock-based employee
compensation expense determined
under the fair value-based method for all
awards	9,789	9,789
Pro forma	$(7,821,127)	$(3,169,925)

Basic and diluted loss per share:
As reported	$(.84)	$(.37)
Pro forma	(.85)	(.37)

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 2 - Significant accounting policies (continued):
Stock-based compensation (concluded):
The fair value of options granted to employees were estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted average assumptions:

Dividend yield	0%
Expected volatility	0%
Risk-free interest rate	4.13%
Expected lives	3 years

Debt and note issuance costs and debt discounts:
Debt and note issuance costs related to obtaining the line of credit and the issuance of notes and debt discounts attributable to the value of warrants issued with the notes are being amortized to interest expense over the terms of the related debt instruments on a straight-line basis, which approximates the effective interest method.

Warrants issued with debt instruments:
For warrant and debt issuances in June 2005, the Company accounted for the value of warrants arising from the issuance of debt instruments pursuant to Accounting Principles Board Opinion No. 14, “Accounting for Convertible Debt and Debt Issued with Stock Purchase Warrants,” by allocating the proceeds from issuance to the debt instruments and the warrants based on their relative fair values. The fair value of the warrants is allocated to additional paid-in capital and to debt or note discount, which is amortized to interest expense over the term of the instrument on a straight-line basis, which approximates the effective interest method.

In November 2005, the Company issued convertible notes payable and warrants. Since the conversion of the Company’s convertible notes payable could result in a conversion into an indeterminable number of common shares, the Company determined that under the guidance in EITF Issue No. 00-19 (“EITF 00-19”) “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in a Company’s Own Stock”, the Company was prohibited from concluding that it had sufficient authorized and unissued shares to net-share settle any warrants or options granted to non-employees. Therefore, on the date convertible notes were issued, the Company reclassified the related fair value of all warrants and options issued to non-employees that were outstanding from additional paid-in capital to current liabilities. Additionally, the Company retroactively revalued warrants issued in June 2005 to fair value in accordance with EITF 00-19. The fair value of all warrants is based on the Black-Scholes option pricing model and is marked to market at the end of each reporting period in which a change in fair value occurs. Changes in the fair value of warrants are recorded as interest expense. As a result of the change in

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 2 - Significant accounting policies (concluded):
Warrants issued with debt instruments (concluded):
valuation methods for the warrants issued in June 2005, a $20,000 charge was recorded to interest expense during 2005.

For warrants and convertible notes payable issued in November 2005, the Company accounted for the value of the warrants arising from the issuance of debt instruments pursuant to EITF 00-19, by allocating the proceeds first to the fair value of warrants, and then any residual amounts to the debt instruments. The fair value of the warrants is allocated to liabilities and to note discount. Upon conversion of the convertible notes to stock, warrants and options classified as current liabilities may be reclassified to additional paid-capital in the balance sheet.

The Company accounts for the intrinsic value of beneficial conversion rights arising from the issuance of convertible debt instruments with nondetachable conversion rights that are in-the money at the commitment date pursuant to the consensus of EITF Issue No. 98-5, “Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios” and EITF Issue No. 00-27 (“EITF00-27”), “Application of Issue No. 98-5 to Certain Convertible Instruments.” Such values are determined by first allocating an appropriate portion of the proceeds received from the debt instruments to the warrants included in the exchange based on the fair values of the warrants and the debt instruments as explained above. The intrinsic value of the beneficial conversion rights at the commitment date may also be recorded as additional paid-in capital or liabilities and debt discount as of that date or, if the terms of the debt instrument are contingently adjustable, may only be recorded if a triggering event occurs and the contingency is resolved.

Reclassifications:
Certain amounts for 2004 have been reclassified to conform to the current year’s presentation.

Note 3 - Employee advance:
As part of an employment agreement entered into in October 2004, the Company advanced an employee $96,000. Upon the completion of one year of service, $48,000 of the balance was forgiven and charged to expense with the remaining $48,000 to be forgiven upon completion of the employee’s second year of service.

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 4 - Prepaid expenses and other current assets:
Prepaid expenses and other current assets consists of the following at December 31:

	2005	2004
Clinical investigational services	$72,045
Prepaid rent	18,671
Other	25,345	$15,600

Totals	$116,061	$15,600

Note 5 - Accrued expenses:
Accrued expenses consists of the following at December 31:

	2005	2004
Accrued compensation	$613,910	$162,205
Accrued research and development costs	170,000
Other	91,818	74,855
Totals	$875,728	$237,060

Note 6 - Line of credit:
On July 15, 2005, the Company entered into a credit facility with a commercial bank that allows for borrowing under a line of credit of up to $1,000,000. Interest is charged monthly at (i) the bank’s prime rate minus 0.5% or (ii) LIBOR plus 0.75% per annum (6.75% at December 31, 2005). The credit facility balance outstanding and any unpaid interest are due and payable on June 30, 2006. The credit facility is guaranteed by a stockholder. In return for such guaranty, the Company is obligated to grant the stockholder warrants to purchase a number of shares of Company common stock based on the highest amount borrowed against the line of credit. In the event the Company utilizes all $1,000,000 of this facility, the stockholder will be issued warrants to purchase 137,689 shares of Company common stock. The highest balance borrowed under this credit facility totaled $600,000 through December 31, 2005, and in February 2006 the Company issued to the stockholder a warrant with a five year term to purchase 82,613 shares of Company common stock. Additional warrants may be issued if borrowings increase prior to maturity. The warrant issued for guaranteeing the credit facility was valued at $91,041 using the Black-Scholes option pricing model which was recorded as debt issuance costs. The model assumed a risk-free interest rate of 4.33%, a five year term and stock volatility of 72%.

Note 7 - Notes payable:
On June 30, 2005, the Company issued unsecured promissory notes with attached warrants to six individuals, including a member of the Company’s Board of Directors, for aggregate proceeds of $1,000,000. A note issued to a member of the Company’s Board of Directors totaled $625,000. The promissory notes bear interest

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 7 - Notes payable (concluded):
at 5.75%. The promissory notes and all unpaid interest are required to be repaid by the 10th business day following the earlier of (a) the closing of the private placement equity offering dated July 1, 2005, which never occurred; or (b) on demand any time after June 29, 2006. Included in accrued expenses at December 31, 2005 is accrued interest of $32,097 relating to the promissory notes. Warrants to purchase an aggregate of 137,689 shares of Company common stock were issued with the promissory notes. Warrants issued with the promissory notes expire in five years and were valued at $130,954 using the Black-Scholes option pricing model which was recorded as debt discount. The model assumes a risk-free interest rate of 4.2%, a five year term and stock volatility of 72%.

Note 8 - Convertible notes payable:
The Company engaged Paramount to serve as exclusive placement agent in connection with a bridge finance offering (the “Bridge Offering”) of up to $7,000,000 and agreed to a placement fee equal to 7% of the aggregate gross proceeds resulting from the sale of the bridge securities, an accountable expense allowance of up to $100,000 and five-year warrants to purchase, at an exercise price of $3.18 per share, a number of shares of Company common stock equal to 10% of the aggregate principal amount of any bridge notes sold in a bridge offering divided by $3.18.

On November 23, 2005, the Company sold $3,560,120 in aggregate principal amount of senior convertible notes (the “Bridge Notes”) to certain institutional and individual accredited investors (the “Bridge Offering”). Fees paid in cash to Paramount for this transaction totaled $325,958. The Bridge Notes and all unpaid interest are due on January 24, 2007 (the “Term”) provided, however, that the Company may extend the Term of the Bridge Notes for one additional year (the “Extended Term”) upon notice from the Company to each holder prior to expiration of the Term. Interest will accrue at the annual rate of (i) 5% during the Term and (ii) 8% during the Extended Term, if any, and is payable upon the maturity of the Bridge Notes. Included in accrued expenses at December 31, 2005 is accrued interest of $19,284 relating to the Bridge Notes. In addition to the Bridge Notes, the investors received five-year warrants exercisable at $3.18 per share (subject to adjustments for stock splits, recapitalizations and similar events), for a number of shares of Company common stock equal to (i) 20% of the principal amount of the Bridge Notes purchased divided by $3.18 if a “Qualified Financing” is completed within 90 days of the final closing of the Bridge Offering, or (ii) 40% of the principal amount of Bridge Notes purchased divided by $3.18 if a Qualified Financing is not completed within 90 days of the final closing of the Bridge Offering. A “Qualified Financing” is defined as an equity financing or series of related equity financings by the Company resulting in gross cash proceeds of at least $10,000,000. The Bridge Notes and all unpaid interest shall automatically convert into the Company’s equity securities at a price equal to the lowest unit price paid upon closing of such equity financing. Warrants issued with the Bridge Notes were valued at $491,028, which was

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 8 - Convertible notes payable (concluded):
recorded as debt discount. The warrant issued to the placement agent was valued at $123,375 using the Black-Scholes option pricing model which was also recorded as debt issuance cost. A risk-free interest rate of 4.3%, a term of five years and stock volatility of 72% were used in the model. The intrinsic value of the embedded conversion feature of the Bridge Notes could not be computed due to the contingent conversion date and the unknown conversion price. Should the contingencies be resolved, the Company could be required to recognize up to $432,000 for the embedded conversion feature. The valuation of warrants was computed based on 40% of the principal amount of the Bridge Notes sold divided by $3.18 which resulted in the maximum amount of debt discount.

Note 9 - Common stock:
The Company issued 4,250,002 shares of common stock to investors during May 2003 for $750,000 at $.1765 per share. Additionally, in May 2003, 750,000 shares were issued to an officer of the Company at $.001 per share for a total of $750 in cash. The Company recorded compensation expense of $131,625 for the difference between the fair value of the shares ($.1765 per share) and the amount paid. In March 2004, the Company issued 4,250,003 shares of common stock for $4,250,000 at $1.00 per share.

In June 2005, the total number of shares of capital stock which the Company is authorized to issue was increased to 60,000,000 capital shares, of which 50,000,000 shares are common stock and 10,000,000 shares are preferred stock.

Note 10- Stock options:
The Company’s 2003 Stock Option Plan (the “Plan”) was adopted by the Board of Directors on May 15, 2003. Pursuant to the Plan, the Company may grant incentive stock options and nonqualified stock options, as well as other forms of equity-based compensation. Incentive stock options may be granted only to employees, while consultants, employees, officers and directors are eligible for the grant of nonqualified options under the Plan. The maximum term of stock options granted under the Plan is 10 years. The exercise price of incentive stock options granted under the Plan must be at least equal to the fair market value of such shares on the date of grant. During 2004, the Board of Directors approved an increase in the number of shares reserved from 1,000,000 to 2,000,000. As of December 31, 2005, there were a total of 2,000,000 shares of the Company’s common stock reserved for issuance under the Plan.

In July 2003, a member of the Board of Directors received options to purchase 100,000 shares of common stock under the Plan at an exercise price of $.15 per share. These options vest over a three-year period with a third of the options vesting on each anniversary of the grant.

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 10- Stock options (continued):
In January 2004, the Vice Chairman of the Company’s Board of Directors and Chairman of the Company’s Scientific Advisory Board received options to purchase 400,000 shares of common stock under the Plan at an exercise price of $.15 per share. These options vest over a four-year period with 25% of the options vesting on each anniversary of the grant. Amortization over the vesting period of the options using variable accounting at the end of each period resulted in a charge to consulting expense in the amount of $383,949 and $5,000 for the years ended December 31, 2005 and 2004, respectively.

In June 2004, a member of the Scientific Advisory Board received options to purchase 5,000 shares of common stock under the Plan at an exercise price of $5.00 per share. These options vest over a three-year period with each third of the options vesting on each anniversary of the grant. Amortization over the vesting period of the options using variable accounting at the end of each period resulted in a charge to consulting expense in the amount of $1,229 for the year ended December 31, 2005.

In August 2004, a member of the Board of Directors/Consultant received options to purchase 100,000 shares of common stock under the Plan at an exercise price of $.15 per share. These options vest over a four-year period with 25% of the options vesting on each anniversary of the grant. Amortization over the vesting period of the options using variable accounting at the end of each period resulted in a charge to consulting expense in the amount of $59,972 and $9,063 for the years ended December 31, 2005 and 2004, respectively.

In January 2004, the Chief Executive Officer and President of the Company received options to purchase 750,000 shares of common stock under the Plan at an exercise price of $.15 per share. These options vest over a four-year period with 25% of the options vesting on each anniversary of the grant.

In August 2004, the Vice President of Finance of the Company received options to purchase 100,000 shares of common stock under the Plan at an exercise price of $1.50 per share. The options vest over a two-year period with 50% of the options vesting on each anniversary of the grant.

In November 2004, the Vice President of Clinical Research and Development of the Company received options to purchase 200,000 shares of common stock under the Plan at an exercise price of $1.50 per share. The options vest over a two-year period with 50% of the options vesting on each anniversary of the grant.

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 10- Stock options (concluded):
Activity with respect to the Plan is summarized as follows:

				Weighted
	Shares	Stock	Options	Average
	Available	Options	Exercise	Exercise
	For Grant	Outstanding	Price	Price

Authorized	1,000,000
Granted	(100,000)	100,000	$.15	$.15
Balance at December 31, 2003	900,000	100,000	$.15	$.15
Additional shares authorized	1,000,000
Granted	(1,555,000)	1,555,000	$.15 - $5.00	$.43
Balance at December 31, 2004
and 2005	345,000	1,655,000	$.15 - $5.00	$.41

The following table summarizes the information about stock options outstanding at December 31, 2005:

	Options Outstanding			Options Exercisable
		Weighted		Number
		Average	Weighted	Exercisable	Weighted
		Remaining	Average	at	Average
	Number	Contractual	Exercise	December 31,	Exercise
Exercise Price	Outstanding	Life	Price	2005	Price

$0.15	1,350,000	8.1	$.15	379,166	$.15
$0.16 - $1.50	300,000	8.8	1.50	150,000	1.50
$1.51 - $5.00	5,000	8.4	5.00	1,667	5.00
$0.15 - $5.00	1,655,000	8.4	$.41	530,833	$.55

Note 11- 401(k) savings plan:
During 2005, the Company adopted a 401(k) savings plan (the “401(k) Plan”) for the benefit of its employees. The Company is required to make matching contributions to the 401(k) Plan equal to 100% of the first 3% of wages deferred by each participating employee and 50% on the next 2% of wages deferred by each participating employee. During 2005, the Company incurred expenses of approximately $9,100 for employer matching contributions.

Note 12- Income taxes:
At December 31, 2005, the Company had net operating loss carry-forwards available to reduce future taxable income, if any, of approximately $10,153,000 and $10,014,000 for Federal and California income tax purposes, respectively. The Federal and California net operating losses, if not utilized, expire through 2025 and 2015, respectively. Pursuant to Internal Revenue Code Sections 382 and 383, use of the Company’s net operating loss carry-forwards may be limited if a cumulative change in ownership of more than 50% occurs within a three-year period.

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 12 - Income taxes (concluded):
Temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes (the loss carry-forward described above) give rise to the Company’s deferred income taxes. The components of the Company’s deferred tax assets as of December 31, 2005 and 2004 are as follows:

	Federal	State	Total
Deferred tax assets - 2005:
Net operating loss carry-forward	$3,452,100	$885,200	$4,337,300
Research and development credit	216,500	117,400	333,900
Stock based compensation	163,300	42,600	205,900
Accrued expenses and other	(146,400)	59,600	(86,800)
Total deferred tax assets	3,685,500	1,104,800	4,790,300
Valuation allowance	(3,685,500)	(1,104,800)	(4,790,300)
Net deferred tax assets	$-	$-	$-

	Federal	State	Total
Deferred tax assets - 2004:
Net operating loss carry-forward	$1,142,100	$283,500	$1,425,600
Accrued expenses and other	60,100	15,600	75,700
Total deferred tax assets	1,202,200	299,100	1,501,300
Valuation allowance	(1,202,200)	(299,100)	(1,501,300)
Net deferred tax assets	$-	$-	$-

As the ultimate realization of the potential benefits of the Company’s net operating loss carry-forwards is considered unlikely by management, the Company has offset the deferred tax assets attributable to those potential benefits through valuation allowances in 2005 and 2004. Accordingly, the Company did not recognize any benefit from income taxes in the accompanying statements of operations to offset its pre-tax losses. The valuation allowance increased by $3,289,000 in 2005 and $1,353,300 in 2004.

The reasons for the difference between the amount computed by applying the statutory federal income tax rate to losses before income tax benefit and the actual income tax benefit for the years ended December 31, 2005 and 2004 are as follows:

	2005	2004
Expected income tax benefit	$(2,655,800)	$(1,074,200)
Research and development credit	(198,900)	(34,200)
State income tax, net of federal tax	(430,700)	(245,400)
Other	(3,600)	500
Total before valuation allowance	(3,289,000)	(1,353,300)
Change in valuation allowance	3,289,000	1,353,300
Income tax benefit	$-	$-

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 13 - Related party transactions:
Paramount has been performing certain administrative functions for the Company since its inception. The Company has been billed $86 and $2,200 for these services, which are included in accounts payable at December 31, 2005 and 2004, respectively. Additionally, included in accounts payable are advances totaling $88,226 and $8,699 from officers/directors of the Company at December 31, 2005 and 2004, respectively.

Note 14 - Concentration of credit risk
The Company maintains its cash and cash equivalent balances primarily in one financial institution. Certain deposits are not maintained in accounts that are FDIC and SIPC insured. At December 31, 2005, the Company had cash and cash equivalent deposits of approximately $979,000 that were not insured. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

Note 15- Commitments:
Leases:
The Company has an office lease agreement that expires in March 2006 that requires monthly payments of $8,555. Rent expense totaled approximately $92,000 and $66,000 for the years ended December 31, 2005 and 2004, respectively.

On October 31, 2005, the Company executed a five-year lease agreement effective February 15, 2006 for a new office that requires monthly payments of $18,671 and expires in 2011. Lease payments increase 3% annually beginning on March 1, 2007. The Company paid a security deposit of $160,000 in 2005.

Future minimum lease payments for each of the five years subsequent to December 31, 2005 and thereafter are as follows:

Year Ending
December 31	Amount
2006	$222,000
2007	230,000
2008	237,000
2009	244,000
2010	252,000
Thereafter	42,000
Total	$1,227,000

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 15- Commitments (continued):
Consulting agreements:
On June 25, 2003, the Company entered into a one-year agreement with a consultant to serve as a member of its Scientific Advisory Board. Pursuant to the terms of the agreement, the Company pays the consultant a monthly fee of $4,167. In addition, the Company will pay a one-time finder’s fee of $100,000 for each technology that the Company acquires that is first introduced to the Company by the consultant. The agreement automatically extends for one-year periods unless either party terminates upon written notice to the other prior to such extension.

Effective January 1, 2004, and as amended on August 24, 2004, the Company entered into a four-year agreement with a consultant to serve as the Chairman of its Scientific Advisory Board and Vice Chairman of its Board of Directors. Pursuant to the terms of the agreement, the Company pays a monthly fee of $16,667. In addition for each new technology that the Company in-licenses or otherwise acquires and which is first introduced to the Company by the consultant, the Company pays a finder’s fee equal to: i) $50,000 for each such newly acquired technology or in-license that is undergoing or has completed Phase I clinical testing at the time of the introduction; ii) $100,000 for each newly acquired technology or in-license that is undergoing or has completed Phase II clinical testing at the time of introduction; and iii) $150,000 for each newly acquired technology or in-license that is undergoing or has completed Phase III clinical testing at the time of the introduction. The consultant may also earn a $100,000 bonus for his assistance in raising a minimum of $5,000,000 in proceeds from the issuance of Company common stock. The consultant was also granted options to purchase 500,000 shares of Company common stock at a price of $.15 vesting at the rate of 25% on each anniversary date of the option grants. The agreement may be terminated by the consultant or the Company upon thirty days prior written notice. During 2005 and 2004, the consultant was paid a finders’ fee of $50,000.

On June 10, 2004, the Company entered into a three-year consulting agreement with a consultant to serve as a member of its Scientific Advisory Board. Pursuant to the terms of the agreement, the Company pays a monthly fee of $833. The consultant was also granted an option to purchase 5,000 shares of Company common stock at a price of $5.00 vesting over the term of the agreement. The agreement automatically extends for one-year periods, unless either party terminates upon written notice to the other prior to such extension. The agreement may be terminated by the consultant or the Company upon thirty days prior written notice.

On June 10, 2004, the Company entered into three-year consulting agreements with six consultants to serve as members of its Scientific Advisory Board. Pursuant to the terms of the respective agreements, the Company pays a fee of

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 15- Commitments (continued):
Consulting agreements (concluded):
$3,000 for each meeting that the advisor attends. The agreements automatically extend for one-year periods, unless either party terminates upon written notice to the other prior to such extension. The agreement may be terminated by the consultant or the Company upon thirty days prior written notice.

On January 24, 2005, the Company entered into a three-year consulting agreement with a consultant to serve as a member of its Scientific Advisory Board. Pursuant to the terms of the respective agreement, the Company pays a fee of $3,000 for each meeting attended. The agreement automatically extends for one-year periods, unless either party terminates upon written notice to the other prior to such extension. The agreement may be terminated by the consultant or the Company upon thirty days prior written notice.

Employment contracts:
On May 16, 2003, the Company entered into an employment agreement with the Company’s President and Chief Executive Officer which originally was set to expire on May 15, 2004. However, the term shall be extended automatically for additional one-year periods unless one party advises the other in writing at least 60 days before the initial expiration of the agreement or a subsequent anniversary date that the agreement shall no longer be extended. The employment agreement provides for an annual salary of $200,000, with annual salary increases, and bonuses of up to 75% of his base salary, at the discretion of the Company’s Board of Directors. Additionally, for each new technology that the Company in-licenses or otherwise acquires, that are first introduced to the Company by or through the Company’s President and Chief Executive Officer, the Company pays a one-time bonus of $75,000. In addition, in conjunction with the execution of his employment agreement, the President and Chief Executive Officer also received and executed a stock purchase agreement for the purchase of 750,000 shares of Company common stock at $.001 per share for $750. A performance bonus of $150,000 and an in-licensing bonus of $75,000 were accrued in 2005. A performance bonus of $150,000 and an in-licensing bonus of $150,000 were paid in 2004.

License agreements:
On February 23, 2004, the Company entered into a license agreement (the “License Agreement”) with Emory University (“Emory”) for the worldwide, exclusive rights to discover, develop, have made, use, sell, have sold, offer for sale and import the products described in Emory’s intellectual property portfolio for noscapine and analogs of noscapine. The License Agreement terminates upon the date of the last to expire patent contained in the licensed technology. In consideration for the rights under the License Agreement, the Company paid Emory an initial license fee of $72,435 in 2004. The Company sponsored a research project involving the licensed technology in the amount of $114,000 of

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 15- Commitments (continued):
License agreements:
which $28,688 and $85,312 were paid in 2005 and 2004, respectively. In connection with the license agreement, the Company has agreed to future milestone payments to Emory for the first technology from the intellectual property portfolio in the aggregate of up to $3,500,000, payable upon the achievement of certain clinical and regulatory milestones. Should a product incorporating the licensed technology be commercialized, the Company will be obligated to pay to Emory an annual royalty based on net sales of the product. In the event that the Company sublicenses the licensed technology to a third party, the Company will be obligated to pay royalties to Emory based on a fixed rate of fees or royalties received from the sublicensee.

Effective April 20, 2004, the Company entered into a license agreement with BTG International, LTD. (“BTG”) for the exclusive worldwide rights to make, use, lease and sell abiraterone acetate. The agreement terminates upon the date of the last to expire patent contained in the licensed technology. In consideration for the rights under the BTG license agreement, the Company paid BTG an initial license fee of £500,000 ($923,100) in 2004 and agreed to pay BTG an annual license maintenance fee of £150,000 until the first commercial sale of the licensed product. In addition, the license agreement requires the Company to make aggregate milestone payments of up to £9,000,000, payable upon the achievement of certain clinical and regulatory milestones. Should abiraterone acetate become commercialized, the Company will be obligated to pay to BTG an annual royalty based on net sales of the product. In the event that the Company sublicenses abiraterone acetate to a third party, the Company is obligated to pay royalties to BTG based on a fixed rate of fees or royalties received from the sublicensee.

Effective June 27, 2005, the Company entered into a license agreement with LEO Pharma A/S (“LEO”) for the exclusive worldwide right to make, use, lease and sell seocalcitol. The agreement terminates upon the later of the date of the last patent contained in the licensed technology to expire or twenty years. In consideration for the rights under the LEO license agreement, the Company paid LEO an initial license fee of $250,000 in 2005. In addition, the license agreement requires the Company to make aggregate milestone payments of up to $13,000,000, payable upon the achievement of certain clinical and regulatory milestones. Should seocalcitol become commercialized, the Company will be obligated to pay to LEO an annual royalty based on net sales of the product. In the event that the Company sublicenses seocalcitol to a third party, the Company is obligated to pay royalties to LEO based on a fixed rate of fees or royalties received from the sublicensee.

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 15- Commitments (concluded):
Research agreements:
Effective February 2005, the Company entered into an agreement with Sloan- Kettering Institute for Cancer Research to perform tests on one of the Company’s drugs in the amount of $188,152 payable at various milestones. During 2005, $125,436 was paid under the terms of the agreement.

Effective June 28, 2005, the Company entered into an agreement with a U.K based contract research organization to provide services for planning, initiating, managing and conducting clinical trials of CB7630 in the U.K. The Company shall pay to the contract research organization approximately £188,200 (excluding pass through expenses). Pass through expenses are estimated to be £38,200. During 2005, £74,632 ($135,772) was paid under the terms of the agreement.

Effective November 2, 2005, the Company entered into an agreement with The Royal Marsden NHS Foundation Trust to perform a Phase I/II trial of CB7630. Estimated costs for the services performed by The Royal Marsden NHS Foundation Trust is $456,000. Final costs for the services will be dependent on a number of factors, including the number of patients enrolled in the trial and the duration of treatment for each patient.

Placement agent agreements:
Effective June 16, 2005, the Company entered into an exclusive introduction agreement (the “Agreement”) with Paramount and SG Cowen (SG Cowen and Paramount collectively, the “Placement Agents”) whereby the Placement Agents agreed to assist the Company in placing shares of the Company’s stock to raise a minimum of $20,000,000 in proceeds and up to a maximum of $35,000,000. Pursuant to the terms of the Agreement, the Company has agreed to pay each Placement Agent for its services, compensation in the form of (a) cash commissions equal to 3.5% of the gross proceeds from the sale of the shares, and (b) warrants to acquire a number of shares equal to 5% of the number of shares issued, exercisable for a period of five years from the closing date at a per share exercise price equal to the price per share sold. These commissions are also payable on additional sales by the Company of securities (other than in a public offering) to any investors introduced to the Company by the Placement Agents during the six month period subsequent to the last closing of an offering. The Company also agreed to pay to each Placement Agent an accountable expense allowance of up to $75,000. The Company paid SG Cowen a retainer of $50,000 in 2005. On December 16, 2005, the Agreement was amended to extend the term to March 31, 2006 with an option to extend it an additional 60 days.

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 16- Subsequent events:
Issuance of convertible notes payable:
On January 24, 2006, the Company completed the final closing of the Bridge Financing with an additional issuance of $2,585,000 of Bridge Notes. Fees of $180,950 were paid in cash to Paramount. All terms of the financing are consistent with those of the November issuance (see Note 8).

Authorized shares:
On February 24, 2006, the total number of shares of stock the Company is authorized to issue was increased to 75,000,000 capital shares, of which 50,000,000 shares are common stock and 25,000,000 shares are preferred stock. Additionally, the 25,000,000 shares of preferred stock have been designated Series A convertible preferred stock (“Series A Preferred”). Each share of the Series A Preferred will be convertible into an equal number of common shares at the option of the holder at any time or automatically upon the occurrence of a specific event. Series A Preferred holders will receive 4% dividends, have certain rights senior to common stockholders, and may demand mandatory redemption of their shares after the tenth anniversary of issuance.

Stock options:
On February 24, 2006, the Board of Directors and stockholders approved an increase in the number of common shares reserved for issuance under the Plan from 2,000,000 to 3,000,000.

Agreement and plan of merger:
On February 27, 2006, the Company entered into an agreement and plan of merger (the “Merger Agreement”) with SRKP 4, Inc. (“SRKP”) and its wholly-owned subsidiary, SRKP Acquisition Corp. (“SRKP Acquisition”). As a result, on April 3, 2006 the Company completed a reverse merger in which SRKP Acquisition merged with the Company and the Company became a wholly-owned subsidiary of SRKP (the “Merger”).

At the effective time of the Merger, the Company’s then issued and outstanding shares of preferred stock and common stock were exchanged into a number of shares of preferred stock and common stock of SRKP, so that the Company’s then existing stockholders have the same percentage of the issued and outstanding shares of SRKP preferred and common stock as they held in the Company, prior to the Merger, on a fully diluted basis. Further, upon completion of the merger, SKRP assumed all obligations of outstanding warrants and stock options of the Company. Upon completion of the Merger, all Company equity instruments were converted to .38411 shares of SRKP for each share of Company stock. Concurrently SRKP redeemed all of its shares from its pre-Merger stockholders in exchange for aggregate consideration of $200,000 paid by the Company.

COUGAR BIOTECHNOLOGY, INC.
(A Development Stage Enterprise)

NOTES TO FINANCIAL STATEMENTS

Note 16- Subsequent events (continued):
Agreement and plan of merger:
Upon completion of the Merger, SRKP will adopt and continue implementing the Company’s business plan and change its name to “Cougar Biotechnology, Inc.”. Upon completion of the Merger, the current officers and directors of SRKP will resign and the current officers and directors of the Company will be appointed officers and directors of SRKP. The Merger will be accounted for as a reverse acquisition with the Company as the accounting acquirer and SRKP as the accounting acquiree. SRKP is subject to the public reporting requirements of the Securities Exchange Act of 1934, as amended, and has not had significant operations since its inception.

Stock options:
On February 24, 2006, the Board of Directors and stockholders approved an increase in the number of common shares reserved for issuance under the Plan from 2,000,000 to 3,000,000:

In February 2006, the Company issued options to purchase 472,000 shares of common stock at an excercise price of $1.85 per share, to two directors, one of whom is also an officer of the Company. These options vested contemporaneously with the Merger.

In March 2006, Cougar issued options to purchase 840,000 shares of common stock at an excercise price of $1.73 per share, to two directors, one of whom is also an officer of the Company. These options vested contemporaneously with the Merger.

Stockholders' equity:
On April 3, 2006, contemporaneously with the closing of the Merger, the Company completed a private placement offering, whereby, the Company raised gross proceeds of approximately $39,650,00 through the sale of 20,939,034 shares of Series A Preferred and 2,326,561 shares of common stock (the "Offering"). Additionally, on terms similar to that in the Offering, the Company sold 91,989 shares of common stock and 827,909 shares of Series A Preferred in consideration of cash in the amount of $600,000 and the cancellation of $990,000 of note obligations of the Company, including principal and interest.

Additionally, the Company converted the principal balance of the Bridge Notes totalling $6,145,120 together with accrued and unpaid interest of approximately $89,000 into 3,603,568 units under the same terms as provided in the Offering. Accordingly the Company issued an additional 360,357 shares of common stock and 3,243,211 shares of Series A Preferred as a result of the conversion of the Bridge Notes.